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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                                ________________


Date of Report (Date of earliest event reported):  May 23, 2001


                                 Medarex, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          New Jersey                   0-19312             22-2822175
     (State of Incorporation       (Commission File     (I.R.S. Employer
        or Organization)               Number)         Identification No.)

                           707 State Road, Suite 206
                        Princeton, New Jersey 08540-1437
              (Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number including area code:    (609) 430-2880

                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

          On May 23, 2001, the Board of Directors (the "Board") of Medarex, Inc., (the "Company") adopted a shareholder rights plan, as set forth in the Form of Rights Agreement, dated as of May 23, 2001(the "Form of Rights Agreement"), between the Company and Continental Stock Transfer & Trust Company, as Rights Agent. Pursuant to the Form of Rights Agreement, one Right will be issued for each share of common stock, par value $.01 per share, of the Company outstanding as of July 6, 2001. Each of the Rights will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, at a price of $150 per one one-thousandth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires twenty percent (20%) or more of the outstanding stock. The Rights are redeemable under certain circumstances at $.001 per Right and will expire, unless earlier redeemed or extended, on July 6, 2011. A description of the Rights and their terms is set forth in the Form of Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.

          Also, at this same meeting, the Board of Directors amended the By-laws of the Company to, among other things, add certain notice provisions with respect to action by shareholder written consent, modify the manner in which special shareholder meetings may be called, modify the notice requirement for director nominations and shareholder business, and modify the notice requirements regarding special meetings of the Board of Directors. A copy of the Amended and Restated By-laws of the Company are filed herewith and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

                    (c)   Exhibits.

Exhibit No.         Exhibit
-----------         -------

4.1 Form of Rights Agreement, dated as of May 23, 2001, between Medarex, Inc., and Continental Stock Transfer & Trust Company, as Rights Agent, including the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C. Pursuant to the Form of Rights Agreement, printed Rights Certificates will not be mailed until after the Distribution Date (as defined in the Form of Rights Agreement).

4.2                 Amended and Restated By-laws of Medarex, Inc.

99.1                Press Release dated May 25, 2001.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDAREX, INC.


                                           By:    /s/ Donald. L. Drakeman
                                                  -----------------------
                                           Name: Donald L. Drakeman
                                           Title:   President and CEO

Date:  May 25, 2001
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                                 EXHIBIT INDEX

Exhibit No.         Exhibit
-----------         -------

4.1 Form of Rights Agreement, dated as of May 23, 2001, between Medarex, Inc., and Continental Stock Transfer & Trust Company, as Rights Agent, including the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C. Pursuant to the Form of Rights Agreement, printed Rights Certificates will not be mailed until after the Distribution Date (as defined in the Form of Rights Agreement).

4.2                 Amended and Restated By-laws of Medarex, Inc.

99.1                Press Release dated May 25, 2001.